--------------------------------------------------------------------------------
                                  SMITH BARNEY
                              SOCIAL AWARENESS FUND
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               CLASSIC SERIES | SEMI-ANNUAL REPORT | JULY 31, 2001

                 [LOGO] Smith Barney
                        Mutual Funds
                 Your Serious Money. Professionally Managed.(SM)

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             NOT FDIC INSURED o NOT BANK GUARANTEED o MAY LOSE VALUE
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

[LOGO] Classic Series

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Semi-Annual Report o July 31, 2001

SMITH BARNEY SOCIAL
AWARENESS FUND

[PHOTO OMITTED]

CHARLES P. GRAVES III, CFA
PORTFOLIO MANAGER

[PHOTO OMITTED]

Ellen S. Cammer
PORTFOLIO MANAGER

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CHARLES P. GRAVES III, CFA
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Charles P. Graves III, CFA has more than 16 years of securities business experience and began co-managing the Fund in June of 2001.

Education: BA from Hamilton College; MBA from Columbia University

--------------------------------------------------------------------------------
Ellen S. Cammer
--------------------------------------------------------------------------------

Ellen S. Cammer has more than 19 years of securities business experience and has co-managed the Fund since 1995.

Education: BFA from Windham College; MBA from Fordham University

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FUND OBJECTIVE
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The Fund seeks high total return consisting of capital appreciation and current income by investing primarily in common stocks and other equity securities of U.S. companies. The Fund also normally invests between 15% and 35% of its assets in fixed-income securities.

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FUND FACTS
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FUND INCEPTION
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February 2, 1987

MANAGER TENURE
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Less than 1 year (Charles P. Graves III)
6 Years (Ellen S. Cammer)

MANAGER INVESTMENT
INDUSTRY EXPERIENCE
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16 Years (Charles P. Graves III)
19 Years (Ellen S. Cammer)

                                      CLASS A        CLASS B       CLASS L
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NASDAQ                                 SSIAX          SESIX         SESLX
--------------------------------------------------------------------------------
INCEPTION                             11/6/92        2/2/87         5/5/93
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Average Annual Total Returns as of July 31, 2001

                                                Without Sales Charges(1)

                                        Class A         Class B         Class L
--------------------------------------------------------------------------------
Six-Month+                               (9.16)%         (9.50)%         (9.50)%
--------------------------------------------------------------------------------
One-Year                                 (5.22)          (5.98)          (5.99)
--------------------------------------------------------------------------------
Five-Year                                12.82           11.96           11.97
--------------------------------------------------------------------------------
Ten-Year                                   N/A           11.28             N/A
--------------------------------------------------------------------------------
Since Inception++                        12.39           10.70           10.92
--------------------------------------------------------------------------------

                                                  With Sales Charges(2)

                                        Class A         Class B         Class L
--------------------------------------------------------------------------------
Six-Month+                              (13.69)%        (13.89)%        (11.28)%
--------------------------------------------------------------------------------
One-Year                                 (9.95)         (10.43)          (7.80)
--------------------------------------------------------------------------------
Five-Year                                11.67           11.83           11.75
--------------------------------------------------------------------------------
Ten-Year                                   N/A           11.28             N/A
--------------------------------------------------------------------------------
Since Inception++                        11.73           10.70           10.79
--------------------------------------------------------------------------------

(1) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed less than one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

 All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption value may be more or less than the original cost.

+ Total return is not annualized, as it may not be representative of the total return for the year.

++ Inception dates for Class A, B and L shares are November 6, 1992, February 2, 1987 and May 5, 1993, respectively.

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What's Inside

Letter to Our Shareholders ................................................    1
Fund at a Glance ..........................................................    4
Historical Performance ....................................................    5
Growth of $10,000 .........................................................    7
Schedule of Investments ...................................................    8
Statement of Assets and Liabilities .......................................   14
Statement of Operations ...................................................   15
Statements of Changes in Net Assets .......................................   16
Notes to Financial Statements .............................................   17
Financial Highlights ......................................................   21

[LOGO] Smith Barney
       Mutual Funds
Your Serious Money. Professionally Managed.(SM)

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  Investment Products: Not FDIC Insured o Not Bank Guaranteed o May Lose Value
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

Dear Shareholder,

We are pleased to provide the semi-annual report for the Smith Barney Social Awareness Fund ("Fund") for the period ended July 31, 2001. In this report we summarized what we believe to be the period's prevailing economic and market conditions and outlined the Fund's investment strategy. We hope you find this report to be useful and informative.

Special Shareholder Notice

Robert J. Brady, former investment officer of the manager(1) and managing director of Salomon Smith Barney, who is retiring, was responsible for the day-to-day management of the equity portion of the Fund's portfolio through June 15, 2001. A valued member of the Salomon Smith Barney family who contributed over 25 years of distinguished service to the firm and its predecessor companies, Mr. Brady will be surely missed. As of June 16, 2001, Charles P. Graves III, investment officer of the manager and managing director of Salomon Smith Barney, is responsible for the day-to-day management of the equity portion of the Fund's portfolio. Ellen S. Cammer, investment officer of the manager and managing director of Salomon Smith Barney, is responsible for the day-to-day management of the fixed-income portion of the Fund's portfolio. Ms. Cammer has been responsible for her portion of the Fund's portfolio since 1995.

Performance Update

For the period ended July 31, 2001, the Fund's Class A shares, without sales charges, returned negative 9.16%. In comparison, the Standard & Poor's 500 Index ("S&P 500")(2) returned negative 10.78% and the Lehman Brothers Government/ Corporate Bond Index ("Lehman Govt./Corp. Index")(3) returned 4.34% for the same period.

Investment Objective and Performance Update

The Fund seeks high total return consisting of capital appreciation and current income by investing primarily in common stocks and other equity securities of U.S. companies. Equity securities include exchange traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities, and warrants and rights relating to equity securities.

The Fund also normally invests between 15% and 35% of its assets in fixed-income securities. The fixed-income securities in which the Fund invests are primarily investment-grade,(4) and may be of any maturity.(5) The Fund also may invest a portion of its assets in equity and debt securities of foreign issuers. The Fund searches for companies that offer both investment opportunities and demonstrate a positive awareness of their impact on the society in which they operate, relative to other companies in their industry. We benchmark the Fund's performance against a mix of 75% of the S&P 500 and 25% of the Lehman Govt./Corp. Index, a composition that captures our Fund's normal, long-term asset allocation target.

Market Overview

During the period, the U.S. Federal Reserve Board ("Fed") took aggressive action to mitigate the risk of recession. In response to declining corporate profits and capital spending, as well as a weakening manufacturing sector, the Fed lowered the federal funds rate on six different occasions for a total of 275 basis points.(6) (The Fed cut the rates a further 25 basis points on August 21st, after the Fund's reporting period ended.)

----------
(1) The Fund's investment manager is Smith Barney Fund Management LLC ( "SBFM"), formerly known as SSB Citi Fund Management LLC, an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney").

(2) The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

(3) The Lehman Govt./Corp. Index tracks the performance of the overall bond market and is a broad measure of the performance of government and corporate fixed-rate debt issues. Please note that an investor cannot invest directly in an index.

(4) Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.

(5) Maturity refers to the date on which the principal is required to be paid on the bond.

(6)   A basis point is 0.01% or one one-hundredth of a percent.


1  Smith Barney Social Awareness Fund | 2001 Semi-Annual Report to Shareholders

During the period, U.S. economic growth was anemic. In each of the last two quarters, Gross Domestic Product ("GDP")(7) growth has been below 1.50%. Layoffs across many sectors of the economy have pushed the unemployment rate toward 4.5%, its highest level in 2 1/2 years. Despite higher energy prices and a sluggish stock market, consumer spending has remained resilient. Lower interest rates have helped maintain consumer confidence and housing sales.

Global economies have also been in a downturn this year. Alongside weak European and Asian growth, problems have surfaced in South America as well. Financial debt troubles have been building for months in Argentina. Weak overseas demand, coupled with a strong dollar has only helped to postpone our own revitalization. Nevertheless, we believe that the Fed is near the end of its easing process and that the U.S. economic picture will improve in the latter part of the year.

Stock Market Update and Portfolio Changes

The first half of the year has been difficult. Stocks continue to post negative returns as investor concerns over slowing economic growth and deteriorating earnings, overwhelmed some potentially positive economic news. The Fund's disappointing performance so far this year is due entirely to the equity segment of the portfolio. Essentially, the areas that helped the Fund perform well relative to the S&P 500 last year, are hurting us this year. Fortunately, the Fund remained underweight relative to the S&P 500 in both the technology and communications sectors. Notably weak performance by Cisco Systems, Inc., Sun Microsystems, Inc. and EMC Corp., negatively affected Fund performance while positive contributors included Lowe's Cos., Inc., The Home Depot, Inc., Costco Wholesale Corp. and Wal-Mart Stores, Inc. In addition to good performance from the individual holdings we were also overweight in the retail sector.

We believe the performance of the individual market sectors indicate that the market is in a traditional economic cycle. Generally, a recovery in economic growth starts with an improvement in consumer demand, which eventually leads to increased corporate capital spending to support the improved demand. While the news on the economy continues to be mixed, we believe it is improving, and that the combination of lower interest rates, slowly declining energy prices and tax rebates is beginning to stimulate the economy. Benefiting from lower mortgage rates, sales of both new and existing homes remain strong. We believe consumer confidence is starting to improve after dropping to its lowest levels in four years. Reflecting this improved confidence, retail sales have bounced off their April lows. In the manufacturing sector, durable goods orders rose across the board in May and the National Association of Purchasing Managers Index ("NAPM Index")(8), a good proxy for manufacturers' sentiment, hit its highest level since last November. Unemployment continues to worsen, but at a slower pace and with recent signs of stabilization. Finally, the Index of Leading Economic Indicators(9) started to turn more positive. We believe that, as the economy starts to improve, corporate profits will rebound.

Bond Market Update and Portfolio Changes

We believe the recent round of Fed easing will go down in history as one of the most aggressive set of actions since the 1990-91 recession.

The U.S. Treasury yield curve grew steeper over the period, as the spread between two-year and 30-year Treasuries increased 93 basis points to 173 basis points at the end of the second quarter. The two-year Treasury declined from 4.57% to 3.79% while the 30-year Treasury traded from a high of 5.91% to a low of 5.26% and ended the period, basically, where it began, at 5.52%.

----------
(7) GDP is the market value of the goods and services produced by labor and property in the U.S. GDP comprises consumer and government purchases, private domestic investments and net exports of goods and services.

(8) The NAPM Index is based on a national survey of purchasing managers which covers such indicators as new orders, production, employment, inventories, delivery times, prices, export orders and import orders.

(9) The Conference Board's Index of Leading Economic Indicators ("LEI") is widely regarded as a barometer of economic activity over three to six months. The LEI is designed to signal peaks and troughs in the business cycle and is derived from 10 leading indicators, four coincident indicators and seven lagging indicators.


2  Smith Barney Social Awareness Fund | 2001 Semi-Annual Report to Shareholders

After a year of tremendous returns, the U.S. Treasury market was not a stellar fixed-income performer during the period. Other sectors outperformed quite considerably over the period as investors searched for yield. Investment-grade corporates provided the best total return over the period, followed by asset-backed securities, mortgages and agencies (as evidenced by the Lehman Govt./Corp. Index data).

Attractive relative yields, a steep yield curve and a robust new issue market, which was energized by investors holding large amounts of cash and having hearty appetites for ways to obtain a higher yield, fueled the corporate bond market. Interestingly, with the dollar strong versus the euro and yen, 42% of the new issue volume went to foreigners. Corporate bond supply reached $349.1 billion in the first six months, eclipsing last year's total volume of $325.6 billion by 7.2%.

Mortgage-backed securities lagged the sizzling corporate market but still outperformed both U.S. Treasuries and agencies for the period. While prepayments were high, as expected with the drop in mortgage rates, they were manageable. As homeowners elected to take out equity from their homes instead of the weak stock market, refinancing dominated the rise in prepayments.

Although we began and ended the period with duration of roughly 5.42 years, during the period we had had a longer posture, which was only brought back to what we consider a neutral rate stance at the very end of July.

While we look for the Fed to continue to provide whatever accommodation is required to turn the economic picture around we do think we are coming to the end of this easing cycle. Seven months since the first Fed move, coupled with tax relief, we believe next year will bring a brighter picture. Although we do not anticipate an immediate turn to a rising-rates environment, we believe in the near-term rates will either slightly lower or flatten.

The Fund's allocation to the U.S. corporate bond market increased over the period starting from roughly 49% and grew to 60% of the fixed-income portfolio with the addition of new names such as Comcast Corp. and Verizon Communications. We sold Nortel Networks Corp. and Global Crossing Ltd. bonds because we were concerned about their long-term prospects.

Looking out to the next six months, we believe the fixed-income allocation will have an emphasis towards yield. We anticipate investment-grade corporates should continue to do well benefiting from leaner dealer inventories, reduced supply origination, and attractive yields versus U.S. Treasuries and agencies. We will continue to focus on purchasing issues that we feel are liquid. At the close of the period the Fund's duration was 5.43 years with 30% in U.S. treasuries, 58% in corporates, 11% in mortgages and 15% in asset-backed issues. (Please note that the Fund's holdings are subject to change.)

Thank you for your investment in the Smith Barney Social Awareness Fund. We look forward to continuing to help you pursue your financial goals in the future.

Sincerely,


/s/ Heath B. McLendon    /s/ Charles P. Graves III, CFA     /s/ Ellen S. Cammer

Heath B. McLendon        Charles P. Graves III, CFA         Ellen S. Cammer
Chairman                 Vice President and                 Vice President and
                         Investment Officer                 Investment Officer

August 24, 2001

The information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund or the percentage of the Fund's assets in various sectors will remain the same. Please refer to pages 8 through 12 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of July 31, 2001 and is subject to change.


3  Smith Barney Social Awareness Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Smith Barney Social Awareness Fund at a Glance (unaudited)
================================================================================

--------------------------------------------------------------------------------
Top Ten Holdings*+
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 1. International Business Machines Corp. ...............................   3.4%

 2. The Home Depot, Inc. ................................................   3.2

 3. Tyco International Ltd. .............................................   2.6

 4. BP PLC ..............................................................   2.5

 5. J.P. Morgan Chase & Co. .............................................   2.3

 6. Johnson &Johnson ....................................................   2.2

 7. Tenet Healthcare Corp. ..............................................   2.1

 8. SYSCO Corp. .........................................................   2.1

 9. The Black & Decker Corp. ............................................   2.1

10. Alcoa Inc. ..........................................................   2.1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Industry Diversification*+
--------------------------------------------------------------------------------

   [The following table was depicted as a bar chart in the printed material.]

                    7.7%    Basic Materials
                    5.3%    Communication Services
                   21.5%    Consumer Cyclicals
                    6.6%    Consumer Staples
                   12.1%    Energy
                   15.3%    Financial Services
                    9.6%    Healthcare
                    0.6%    Publishing - Periodicals
                   18.5%    Technology
                    2.8%    Transportation

--------------------------------------------------------------------------------
                            Investment Breakdown*++
--------------------------------------------------------------------------------

   [The following table was depicted as a pie chart in the printed material.]

                    4.6%    U.S. Government Obligations
                   15.3%    Corporate Bonds and Notes
                    5.8%    Mortgage-Backed Securities
                    0.9%    Repurchase Agreement
                   73.4%    Common Stock

* All information is as of July 31, 2001. Please note that the Fund's holdings are subject to change.

+     As a percentage of total common stock.

++    As a percentage of total investments.


4  Smith Barney Social Awareness Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Historical Performance -- Class A Shares
================================================================================

                        Net Asset Value
                     --------------------
                     Beginning     End       Income    Capital Gain     Total
Period Ended         of Period  of Period   Dividends  Distributions  Returns(1)
================================================================================
7/31/01               $25.50     $22.36       $0.16       $ 0.64        (9.16)%+
--------------------------------------------------------------------------------
1/31/01                25.79      25.50        0.43         2.01         8.78
--------------------------------------------------------------------------------
1/31/00                25.94      25.79        0.32         1.09         4.93
--------------------------------------------------------------------------------
1/31/99                20.57      25.94        0.26         0.53        30.47
--------------------------------------------------------------------------------
1/31/98                19.36      20.57        0.55         1.99        19.89
--------------------------------------------------------------------------------
1/31/97                19.00      19.36        0.60         1.32        12.41
--------------------------------------------------------------------------------
1/31/96                15.91      19.00        0.52         0.52        26.47
--------------------------------------------------------------------------------
1/31/95                17.72      15.91        0.47         0.66        (3.82)
--------------------------------------------------------------------------------
1/31/94                16.85      17.72        0.56         1.46        17.80
--------------------------------------------------------------------------------
Inception* -- 1/31/93  16.80      16.85        0.11         0.85         6.12+
================================================================================
  Total                                       $3.98       $11.07
================================================================================

================================================================================
Historical Performance -- Class B Shares
================================================================================

                        Net Asset Value
                     --------------------
                     Beginning     End       Income    Capital Gain     Total
Period Ended         of Period  of Period   Dividends  Distributions  Returns(1)
================================================================================
7/31/01               $25.51     $22.38       $0.06       $ 0.64        (9.50)%+
--------------------------------------------------------------------------------
1/31/01                25.81      25.51        0.23         2.01         7.91
--------------------------------------------------------------------------------
1/31/00                25.96      25.81        0.12         1.09         4.13
--------------------------------------------------------------------------------
1/31/99                20.63      25.96        0.14         0.53        29.50
--------------------------------------------------------------------------------
1/31/98                19.42      20.63        0.40         1.99        18.95
--------------------------------------------------------------------------------
1/31/97                19.05      19.42        0.45         1.32        11.60
--------------------------------------------------------------------------------
1/31/96                15.97      19.05        0.42         0.52        25.58
--------------------------------------------------------------------------------
1/31/95                17.79      15.97        0.35         0.66        (4.54)
--------------------------------------------------------------------------------
1/31/94                16.84      17.79        0.34         1.46        16.88
--------------------------------------------------------------------------------
1/31/93                17.26      16.84        0.50         1.49         9.68
--------------------------------------------------------------------------------
1/31/92                15.61      17.26        0.55         0.88        19.96
================================================================================
  Total                                       $3.56       $12.59
================================================================================


5  Smith Barney Social Awareness Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Historical Performance -- Class L Shares
================================================================================

                        Net Asset Value
                     --------------------
                     Beginning     End       Income    Capital Gain     Total
Period Ended         of Period  of Period   Dividends  Distributions  Returns(1)
================================================================================
7/31/01               $25.59     $22.45       $0.06       $ 0.64        (9.50)%+
--------------------------------------------------------------------------------
1/31/01                25.88      25.59        0.24         2.01         7.94
--------------------------------------------------------------------------------
1/31/00                26.03      25.88        0.12         1.09         4.13
--------------------------------------------------------------------------------
1/31/99                20.68      26.03        0.14         0.53        29.53
--------------------------------------------------------------------------------
1/31/98                19.46      20.68        0.40         1.99        18.97
--------------------------------------------------------------------------------
1/31/97                19.08      19.46        0.45         1.32        11.65
--------------------------------------------------------------------------------
1/31/96                15.97      19.08        0.42         0.52        25.77
--------------------------------------------------------------------------------
1/31/95                17.79      15.97        0.35         0.66        (4.54)
--------------------------------------------------------------------------------
Inception* -- 1/31/94  17.54      17.79        0.28         1.46        11.83+
================================================================================
  Total                                       $2.46       $10.22
================================================================================

It is the Fund's policy to distribute dividends and capital gains, if any, annually.

================================================================================
Average Annual Total Returns
================================================================================

                                                Without Sales Charges(1)
                                       -----------------------------------------
                                         Class A       Class B        Class L
================================================================================
Six Months Ended 7/31/01+                (9.16)%       (9.50)%        (9.50)%
--------------------------------------------------------------------------------
Year Ended 7/31/01                       (5.22)        (5.98)         (5.99)
--------------------------------------------------------------------------------
Five Years Ended 7/31/01                 12.82         11.96          11.97
--------------------------------------------------------------------------------
Ten Years Ended 7/31/01                    N/A         11.28            N/A
--------------------------------------------------------------------------------
Inception* through 7/31/01               12.39         10.70          10.92
================================================================================

                                                 With Sales Charges(2)
                                       -----------------------------------------
                                         Class A       Class B        Class L
================================================================================
Six Months Ended 7/31/01+               (13.69)%      (13.89)%       (11.28)%
--------------------------------------------------------------------------------
Year Ended 7/31/01                       (9.95)       (10.43)         (7.80)
--------------------------------------------------------------------------------
Five Years Ended 7/31/01                 11.67         11.83          11.75
--------------------------------------------------------------------------------
Ten Years Ended 7/31/01                    N/A         11.28            N/A
--------------------------------------------------------------------------------
Inception* through 7/31/01               11.73         10.70          10.79
================================================================================

================================================================================
Cumulative Total Returns
================================================================================

                                                Without Sales Charges(1)
================================================================================
Class A (Inception* through 7/31/01)                  177.23%
--------------------------------------------------------------------------------
Class B (7/31/91 through 7/31/01)                     191.12
--------------------------------------------------------------------------------
Class L (Inception* through 7/31/01)                  134.92
================================================================================

(1) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A and L shares or the applicable contingent deferred sales charges ("CDSC") with respect to Class B and L shares.

(2) Assumes reinvestment of all dividend and capital gain distributions, if any, at net asset value. In addition, Class A and L shares reflect the deduction of the maximum initial sales charges of 5.00% and 1.00%, respectively; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed less than one year from purchase and declines thereafter by 1.00% per year until no CDSC is incurred. Class L shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase.

+ Total return is not annualized, as it may not be representative of the total return for the year.

* Inception dates for Class A, B and L shares are November 6, 1992, February 2, 1987 and May 5, 1993, respectively.


6  Smith Barney Social Awareness Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Historical Performance (unaudited)
================================================================================

Growth of $10,000 Invested in Class B Shares of the Smith Barney Social Awareness Fund vs. the Lehman Brothers Government/Corporate Bond Index, Lehman Brothers Government/Corporate Long-Term Bond Index and Standard & Poor's 500 Index+

--------------------------------------------------------------------------------
                             July 1991 -- July 2001

  [The following table was depicted as a line chart in the printed material.]

                                          Lehman Brothers        Lehman Brothers
                Smith Barney Social    Government/Corporate   Government/Corporate   Standard & Poor's
                   Awareness Fund           Bond Index        Long-Term Bond Index      500 Index
                -------------------    --------------------   --------------------   -----------------
July 1991             10000                  10000                   10000                 10000
 Jan 1992             10837                  10838                   10997                 10706
 Jan 1993             11885                  12093                   12601                 11839
 Jan 1994             13891                  13338                   14596                 13364
 Jan 1995             13260                  12923                   13580                 13435
 Jan 1996             16652                  15214                   17212                 18627
 Jan 1997             18583                  15577                   17130                 23531
 Jan 1998             22105                  17317                   20057                 29861
 Jan 1999             28627                  18828                   22457                 39567
 Jan 2000             29810                  18287                   20683                 43658
 Jan 2001             32168                  20803                   24256                 43262
July 2001             29112                  21706                   25209                 38599

+ Hypothetical illustration of $10,000 invested in Class B shares on July 31, 1991, assuming deduction of the maximum 5.00% CDSC for Class B shares and reinvestment of dividends and capital gains, if any, at net asset value through July 31, 2001. The Lehman Brothers Government/Corporate Bond Index is a combination of the government and corporate bond indexes, including U.S. Treasury and agency securities and yankee bonds. The Lehman Brothers Government/Corporate Long-Term Bond Index is a combination of government and corporate bonds with maturities of 10 years or more. The Standard & Poor's 500 Index is composed of widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market. Figures for the Index include reinvestment of dividends. The Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. An investor cannot invest directly in an index. The performance of the Fund's other classes may be greater or less than the Class B shares' performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in other classes.

      All figures represent past performance and are not a guarantee of future results. Investment returns and principal value will fluctuate, and redemption values may be more or less than the original cost. No adjustment has been made for shareholder tax liability on dividends or capital gains.


7  Smith Barney Social Awareness Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited)                                July 31, 2001
================================================================================

   SHARES                                            SECURITY                                      VALUE
===========================================================================================================
COMMON STOCK -- 73.4%

Basic Materials -- 5.7%
   200,000            Alcoa Inc.                                                               $  7,846,000
    25,000            Capstone Turbine Corp.+                                                       290,500
   120,000            E.I. du Pont de Nemours & Co.                                               5,138,400
   100,000            Engelhard Corp.                                                             2,605,000
    20,000            Illinois Tool Works Inc.                                                    1,260,000
   178,445            Mirant Corp.+                                                               5,519,304
   100,000            Praxair, Inc.                                                               4,534,000
    10,000            SPX Corp.                                                                   1,211,600
    25,000            The Stanley Works                                                           1,089,750
-----------------------------------------------------------------------------------------------------------
                                                                                                 29,494,554
-----------------------------------------------------------------------------------------------------------
Communication Services -- 3.9%
   140,000            Anixter International Inc.+                                                 4,039,000
    83,000            AT&T Wireless Services Inc.+                                                1,551,270
    50,000            Convergys Corp.+                                                            1,557,500
    50,000            Nortel Networks Corp.+                                                        397,500
   100,000            Sprint Corp.                                                                2,334,000
   180,000            Sprint Corp. (PCS Group)+                                                   4,665,600
    81,250            Time Warner Telecom Inc.+                                                   2,283,938
    56,875            TyCom, Ltd.+                                                                  830,375
    40,000            Univision Communications Inc.+                                              1,527,200
     3,055            WorldCom, Inc. - MCI Group                                                     40,570
    76,396            WorldCom, Inc. - WorldCom Group+                                            1,069,544
-----------------------------------------------------------------------------------------------------------
                                                                                                 20,296,497
-----------------------------------------------------------------------------------------------------------
Consumer Cyclicals -- 15.8%
    20,000            Active Power, Inc.+                                                           178,000
   188,000            The Black & Decker Corp.                                                    8,029,480
    40,000            Costco Wholesale Corp.+                                                     1,722,000
    30,000            Eli Lilly & Co.                                                             2,378,400
   124,927            Ford Motor Co.                                                              3,181,891
   100,000            The Gap, Inc.                                                               2,731,000
   140,000            The Gillette Co.                                                            3,901,800
   240,000            The Home Depot, Inc.                                                       12,088,800
   125,000            Kimberly-Clark Corp.                                                        7,601,250
   105,754            Koninklijke Philips Electronics N.V.                                        2,921,983
   124,700            Liz Claiborne, Inc.                                                         6,627,805
   200,000            Lowe's Cos., Inc.                                                           7,636,000
   270,000            Sara Lee Corp.                                                              5,445,900
    30,000            Tupperware Corp.                                                              704,400
   190,000            Tyco International Ltd.                                                    10,108,000
     5,237            Visteon Corp.                                                                 110,658
   127,000            Wal-Mart Stores, Inc.                                                       7,099,300
-----------------------------------------------------------------------------------------------------------
                                                                                                 82,466,667
-----------------------------------------------------------------------------------------------------------
Consumer Staples -- 4.8%
   180,150            Brinker International, Inc.+                                                4,543,383
   289,800            The Kroger Co.+                                                             7,639,128

                       See Notes to Financial Statements.


8  Smith Barney Social Awareness Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                    July 31, 2001
================================================================================

   SHARES                                            SECURITY                                      VALUE
===========================================================================================================
Consumer Staples -- 4.8% (continued)
   300,000            SYSCO Corp.                                                              $  8,052,000
   187,000            Wendy's International, Inc.                                                 5,013,470
-----------------------------------------------------------------------------------------------------------
                                                                                                 25,247,981
-----------------------------------------------------------------------------------------------------------
Energy -- 8.9%
   198,000            The AES Corp.+                                                              7,583,400
   100,000            Air Products & Chemicals, Inc.                                              4,083,000
    30,000            Anadarko Petroleum Corp.                                                    1,704,000
   192,772            BP PLC                                                                      9,526,792
    86,100            El Paso Corp.                                                               4,455,675
   114,200            Enron Corp.                                                                 5,178,970
   125,000            Royal Dutch Petroleum Co.                                                   7,250,000
   190,000            The Williams Cos., Inc.                                                     6,365,000
-----------------------------------------------------------------------------------------------------------
                                                                                                 46,146,837
-----------------------------------------------------------------------------------------------------------
Financial Services -- 11.2%
   165,000            American Express Co.                                                        6,654,450
    77,625            American International Group, Inc.                                          6,462,281
    80,000            The Bank of New York Co., Inc.                                              3,588,800
   150,000            Bank One Corp.                                                              5,806,500
    50,000            The Charles Schwab Corp.                                                      749,500
    35,200            Freddie Mac                                                                 2,409,088
    50,000            The Hartford Financial Services Group, Inc.                                 3,310,500
   204,864            J.P. Morgan Chase & Co.                                                     8,870,611
   168,400            KB Home                                                                     5,488,156
   190,000            KeyCorp                                                                     5,082,500
    35,000            Marsh & McLennan Cos., Inc.                                                 3,514,000
    45,000            PNC Financial Services Group                                                2,985,750
    45,800            The St. Paul Cos., Inc.                                                     2,008,330
    20,000            XL Capital Ltd., Class A Shares                                             1,535,000
-----------------------------------------------------------------------------------------------------------
                                                                                                 58,465,466
-----------------------------------------------------------------------------------------------------------
Healthcare -- 7.0%
   112,000            Amgen Inc.+                                                                 7,023,520
    42,800            C.R. Bard, Inc.                                                             2,531,620
   152,600            Johnson & Johnson                                                           8,255,660
    95,000            Medtronic, Inc.                                                             4,562,850
    49,600            Merck & Co., Inc.                                                           3,371,808
    71,750            Schering-Plough Corp.                                                       2,801,838
   145,500            Tenet Healthcare Corp.+                                                     8,076,705
-----------------------------------------------------------------------------------------------------------
                                                                                                 36,624,001
-----------------------------------------------------------------------------------------------------------
Publishing - Periodicals -- 0.5%
    59,600            Tribune Co.                                                                 2,459,096
-----------------------------------------------------------------------------------------------------------
Technology -- 13.5%
   156,000            AOL Time Warner Inc.+                                                       7,090,200
   132,000            Automatic Data Processing, Inc.                                             6,725,400
   293,800            Cisco Systems, Inc.+                                                        5,646,836
   165,000            Compaq Computer Corp.                                                       2,465,100
   100,000            Computer Associates International, Inc.                                     3,448,000
    40,000            Dell Computer Corp.+                                                        1,077,200
    95,000            Electronic Data Systems Corp.                                               6,065,750

                       See Notes to Financial Statements.


9  Smith Barney Social Awareness Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                    July 31, 2001
================================================================================

   SHARES                                            SECURITY                                      VALUE
===========================================================================================================
Technology -- 13.5% (continued)
   208,000            EMC Corp.+                                                               $  4,101,760
     4,000            Infineon Technologies AG                                                      102,200
     2,650            Inrange Technologies Corp.+                                                    31,933
   142,000            Intel Corp.                                                                 4,233,020
   124,800            International Business Machines Corp.                                      13,130,208
   100,000            JDS Uniphase Corp.+                                                           924,000
     7,655            McDATA Corp., Class A Shares+                                                 138,938
    50,000            Microsoft Corp.+                                                            3,309,500
   350,000            Oracle Corp.+                                                               6,328,000
   185,000            Solectron Corp.+                                                            3,233,800
   158,800            Sun Microsystems, Inc.+                                                     2,586,852
-----------------------------------------------------------------------------------------------------------
                                                                                                 70,638,697
-----------------------------------------------------------------------------------------------------------
Transportation -- 2.1%
   234,562            Southwest Airlines Co.                                                      4,693,586
   109,300            United Parcel Service, Inc.                                                 6,211,519
-----------------------------------------------------------------------------------------------------------
                                                                                                 10,905,105
-----------------------------------------------------------------------------------------------------------
                      TOTAL COMMON STOCK
                      (Cost -- $273,067,053)                                                    382,744,901
===========================================================================================================
    FACE
   AMOUNT                                            SECURITY                                      VALUE
===========================================================================================================
U.S. GOVERNMENT OBLIGATIONS -- 4.6%
                      U.S. Treasury Notes:
$5,000,000              6.000% due 8/15/04                                                        5,257,050
 6,000,000              6.500% due 2/15/10                                                        6,620,520
                      U.S. Treasury Bonds:
 2,000,000              7.250% due 5/15/16                                                        2,352,800
 3,000,000              7.125% due 2/15/23                                                        3,557,790
 2,000,000              6.250% due 8/15/23                                                        2,155,620
 3,800,000              6.000% due 2/15/26                                                        3,983,768
-----------------------------------------------------------------------------------------------------------
                      TOTAL U.S. GOVERNMENT OBLIGATIONS
                      (Cost -- $22,159,212)                                                      23,927,548
===========================================================================================================
    FACE
   AMOUNT   RATING(a)                                SECURITY                                      VALUE
===========================================================================================================
CORPORATE BONDS AND NOTES -- 15.3%

Financial Services -- 7.3%
 3,000,000    AA-     ABN AMRO Bank N.V., Sub. Notes, 7.125% due 6/18/07                          3,206,250
 2,000,000    B+      The AES Corp., Sr. Sub. Notes, 10.250% due 7/15/06                          2,050,000
 3,000,000    A+      Australia & NZ Banking Group, Sub. Notes, 6.250% due 2/1/04                 3,048,750
 5,000,000    A+      Chase Manhattan Corp., Sub. Notes, 7.875% due 6/15/10                       5,531,250
 2,000,000    A       Countrywide Home Loan, Notes, 5.250% due 6/15/04                            2,020,000
 2,500,000    Aaa*    Fannie Mae, Bonds, 6.250% due 5/15/29                                       2,481,250
 2,500,000    Aaa*    Freddie Mac, Notes, 5.750% due 7/15/03                                      2,572,550
 2,000,000    BBB-    The Kroger Co., Company Guaranteed, 7.375% due 3/1/05                       2,107,500
 2,000,000    AA-     Merrill Lynch & Co., Notes, 6.875% due 11/15/18                             2,037,500
                      Morgan Stanley Dean Witter & Co., Unsubordinated Notes:
 2,000,000    AA-       6.100% due 4/15/06                                                        2,037,500
 2,000,000    AA-       6.750% due 4/15/11                                                        2,042,500

                       See Notes to Financial Statements.


10  Smith Barney Social Awareness Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                    July 31, 2001
================================================================================

    FACE
   AMOUNT   RATING(a)                                SECURITY                                      VALUE
===========================================================================================================
Financial Services -- 7.3% (continued)
$4,000,000    AA      Ontario Province, Sr. Unsubordinated Notes, 5.500% due 10/1/08           $  3,970,000
 3,000,000    BBB+    Qwest Capital Funding, Notes, 7.250% due 2/15/11                            3,060,000
 2,000,000    A+      Wells Fargo & Co., 6.625% due 7/15/04                                       2,105,000
-----------------------------------------------------------------------------------------------------------
                                                                                                 38,270,050
-----------------------------------------------------------------------------------------------------------
Industrial -- 4.6%
 3,000,000    BBB     Comcast Cable Communications, Sr. Notes, 7.125% due 6/15/13                 3,067,500
   285,635    A+      Southwest Airlines Co., Series A3, Pass Thru Certificates, 8.700%
                        due 7/1/11  319,306
                      Sun Microsystems, Inc., Sr. Notes:
 2,000,000    BBB+      7.000% due 8/15/02                                                        2,035,000
 2,000,000    BBB+      7.500% due 8/15/06                                                        2,090,000
                      Target Corp., Notes:
 3,000,000    A         7.500% due 2/15/05                                                        3,221,250
 3,000,000    A         5.500% due 4/1/07                                                         2,996,250
 5,000,000    BBB+    Time Warner Inc., Company Guaranteed, 6.950% due 1/15/28                    4,743,750
 2,375,000    BB      Tricon Global Restaurants, Inc., Sr. Notes, 7.450% due 5/15/05              2,369,062
 3,000,000    A       Tyco International Group, Company Guaranteed, 5.800% due 8/1/06             3,011,250
-----------------------------------------------------------------------------------------------------------
                                                                                                 23,853,368
-----------------------------------------------------------------------------------------------------------
Utilities -- 3.4%
 4,000,000    BBB-    Clear Channel Communications, Inc., Sr. Notes, 7.250% due 9/15/03           4,170,000
 2,200,000    BBB+    Enron Corp., Notes, 6.950% due 7/15/28                                      2,084,500
 5,000,000    A+      Verizon Global Funding Corp., Notes, 7.750% due 12/1/30                     5,387,500
 3,000,000    A       Vodafone Group PLC, Notes, 7.625% due 2/15/05                               3,202,500
 3,000,000    BBB+    Worldcom Inc., Notes, 7.875% due 5/15/03                                    3,120,000
-----------------------------------------------------------------------------------------------------------
                                                                                                 17,964,500
-----------------------------------------------------------------------------------------------------------
                      TOTAL CORPORATE BONDS AND NOTES
                      (Cost -- $77,873,421)                                                      80,087,918
===========================================================================================================
MORTGAGE-BACKED SECURITIES -- 5.8%
                      Federal Home Loan Mortgage Corporation (FHLMC):
     2,992              8.500% due 12/1/02                                                            3,197
 2,460,129              7.000% due 10/1/15                                                        2,530,858
                      Federal National Mortgage Association (FNMA):
 3,000,000              5.250% due 6/15/06                                                        3,015,000
 3,000,000              6.000% due 5/15/08                                                        3,099,270
 2,212,338              7.000% due 1/1/13                                                         2,275,235
     4,239              6.500% due 3/1/29                                                             4,241
 4,316,654              7.500% due 5/1/31                                                         4,446,154
 2,991,017              6.000% due 7/1/31                                                         2,926,501
 2,997,739              6.500% due 7/1/31                                                         2,998,668
                      Government National Mortgage Association (GNMA):
 1,952,252              6.500% due 7/15/29                                                        1,967,499
 2,632,517              7.000% due 8/15/29                                                        2,699,147
 3,996,088              7.000% due 6/15/31                                                        4,097,201
-----------------------------------------------------------------------------------------------------------
                      TOTAL MORTGAGE-BACKED SECURITIES
                      (Cost -- $29,547,715)                                                      30,062,971
===========================================================================================================

                       See Notes to Financial Statements.


11  Smith Barney Social Awareness Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Schedule of Investments (unaudited) (continued)                    July 31, 2001
================================================================================

    FACE
   AMOUNT                                            SECURITY                                      VALUE
===========================================================================================================
REPURCHASE AGREEMENT -- 0.9%
$4,704,000    Goldman, Sachs & Co., 3.820% due 8/1/01; Proceeds at maturity -- $4,704,499;
                (Fully collateralized by U.S. Treasury Bills, Notes & Bonds, 0.000% to 10.375%
                due 10/4/01 to 4/15/28; Market value -- $4,798,081) (Cost -- $4,704,000)       $  4,704,000
===========================================================================================================
              TOTAL INVESTMENTS -- 100%
              (Cost -- $407,351,401**)                                                         $521,527,338
===========================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
+     Non-income producing security.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See page 13 for definitions of ratings.

                       See Notes to Financial Statements.


12  Smith Barney Social Awareness Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Bond Ratings (unaudited)
================================================================================

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "B" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA   -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA    -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A     -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB   -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

BB    -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly and B speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B". While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa   -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.

Aa    -- Bonds rated "Aa" are judged to be of the high quality by all standards.
         Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A     -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa   -- Bonds rated "Baa" are considered to be medium grade obligations; that is they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

Ba    -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B     -- Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payment or of maintance of other terms of the contract over any long period of time may be small.

NR    -- Indicates that the bond is not rated by Standard & Poor's or Moody's.


13  Smith Barney Social Awareness Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Statement of Assets and Liabilities (unaudited)                    July 31, 2001
================================================================================

ASSETS:
    Investments, at value (Cost -- $407,351,401)                        $521,527,338
    Cash                                                                         995
    Receivable for securities sold                                         5,131,930
    Interest receivable                                                    2,152,252
    Receivable for Fund shares sold                                          220,996
    Dividends receivable                                                     114,263
------------------------------------------------------------------------------------
    Total Assets                                                         529,147,774
------------------------------------------------------------------------------------

LIABILITIES:
    Payable for securities purchased                                       5,412,869
    Investment advisory fee payable                                          249,029
    Payable for Fund shares purchased                                        220,105
    Administration fee payable                                                90,439
    Distribution fees payable                                                 75,341
    Accrued expenses                                                         354,349
------------------------------------------------------------------------------------
    Total Liabilities                                                      6,402,132
------------------------------------------------------------------------------------
Total Net Assets                                                        $522,745,642
====================================================================================

NET ASSETS:
    Par value of shares of beneficial interest                          $     23,370
    Capital paid in excess of par value                                  405,393,093
    Undistributed net investment income                                      347,199
    Accumulated net realized gain from security transactions               2,806,043
    Net unrealized appreciation of investments                           114,175,937
------------------------------------------------------------------------------------
Total Net Assets                                                        $522,745,642
====================================================================================

Shares Outstanding:
    Class A                                                               14,879,596
    --------------------------------------------------------------------------------
    Class B                                                                7,175,335
    --------------------------------------------------------------------------------
    Class L                                                                1,314,774
    --------------------------------------------------------------------------------

Net Asset Value:
    Class A (and redemption price)                                      $      22.36
    --------------------------------------------------------------------------------
    Class B *                                                           $      22.38
    --------------------------------------------------------------------------------
    Class L **                                                          $      22.45
    --------------------------------------------------------------------------------

Maximum Public Offering Price Per Share:
    Class A (net asset value plus 5.26% of net asset value per share)   $      23.54
    --------------------------------------------------------------------------------
    Class L (net asset value plus 1.01% of net asset value per share)   $      22.68
====================================================================================

* Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from initial purchase (See Note 2).
** Redemption price is NAV of Class L shares reduced by a 1.00% CDSC if shares are redeemed within the first year of purchase.

                       See Notes to Financial Statements.


14  Smith Barney Social Awareness Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Statement of Operations (unaudited)       For the Six Months Ended July 31, 2001
================================================================================

INVESTMENT INCOME:
    Interest                                                         $   4,920,108
    Dividends                                                            1,865,712
    Less: Foreign withholding tax                                          (34,358)
----------------------------------------------------------------------------------
    Total Investment Income                                              6,751,462
----------------------------------------------------------------------------------

EXPENSES:
    Investment advisory fee (Note 2)                                     1,462,986
    Distribution fees (Note 2)                                           1,404,832
    Administration fee (Note 2)                                            531,995
    Shareholder and system servicing fees                                  496,187
    Registration fees                                                       48,208
    Shareholder communications                                              32,225
    Audit and legal                                                         23,823
    Trustees' fees                                                          10,493
    Custody                                                                  9,268
    Other                                                                   16,283
----------------------------------------------------------------------------------
    Total Expenses                                                       4,036,300
----------------------------------------------------------------------------------
Net Investment Income                                                    2,715,162
----------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
    Realized Gain From Security Transactions (excluding short-term securities):
      Proceeds from sales                                              137,111,463
      Cost of securities sold                                          134,260,482
----------------------------------------------------------------------------------
    Net Realized Gain                                                    2,850,981
----------------------------------------------------------------------------------
    Change in Net Unrealized Appreciation of Investments:
      Beginning of period                                              173,926,062
      End of period                                                    114,175,937
----------------------------------------------------------------------------------
    Decrease in Net Unrealized Appreciation                            (59,750,125)
----------------------------------------------------------------------------------
Net Loss on Investments                                                (56,899,144)
----------------------------------------------------------------------------------
Decrease in Net Assets From Operations                               $ (54,183,982)
==================================================================================

                       See Notes to Financial Statements.


15  Smith Barney Social Awareness Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Statements of Changes in Net Assets
================================================================================

For the Six Months Ended July 31, 2001 (unaudited) and the Year Ended January 31, 2001

                                                                         July 31       January 31
===================================================================================================
OPERATIONS:
    Net investment income                                            $   2,715,162    $   7,010,425
    Net realized gain                                                    2,850,981       26,278,389
    Increase (decrease) in net unrealized appreciation                 (59,750,125)      13,730,929
---------------------------------------------------------------------------------------------------
    Increase (Decrease) in Net Assets From Operations                  (54,183,982)      47,019,743
---------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                                               (2,827,052)      (7,913,464)
    Net realized gains                                                 (14,587,419)     (44,426,586)
---------------------------------------------------------------------------------------------------
    Decrease in Net Assets From Distributions to Shareholders          (17,414,471)     (52,340,050)
---------------------------------------------------------------------------------------------------

FUND SHARE TRANSACTIONS (NOTE 8):
    Net proceeds from sale of shares                                    46,577,094      104,928,430
    Net asset value of shares issued for reinvestment of dividends      16,559,242       49,746,212
    Cost of shares reacquired                                          (52,717,758)    (150,159,464)
---------------------------------------------------------------------------------------------------
    Increase in Net Assets From Fund Share Transactions                 10,418,578        4,515,178
---------------------------------------------------------------------------------------------------

Decrease in Net Assets                                                 (61,179,875)        (805,129)

NET ASSETS:
    Beginning of period                                                583,925,517      584,730,646
---------------------------------------------------------------------------------------------------
    End of period*                                                   $ 522,745,642    $ 583,925,517
===================================================================================================
* Includes undistributed net investment income of:                   $     347,199    $     459,089
===================================================================================================

                       See Notes to Financial Statements.


16  Smith Barney Social Awareness Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited)
================================================================================

1.    Significant Accounting Policies

The Smith Barney Social Awareness Fund ("Fund"), a separate investment fund of Smith Barney Equity Funds ("Trust"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded in national securities markets are valued at the closing prices in the primary exchange on which they are traded or, if there were no sales during the day, at current quoted bid price; securities primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when a significant occurrence subsequent to the time a value was so established is likely to have significantly changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees or its delegates; over-the-counter securities and U.S. government agency and obligations are valued at the mean between the bid and asked prices;
(c) securities for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) dividend income is recorded on the ex-dividend date; foreign dividends are recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (f) interest income is recorded on an accrual basis, adjusted for amortization of premium and the accretion of discount, where applicable; (g) gains and losses on the sale of securities are calculated by using the specific identification method; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income or expense amounts recorded and collected or paid are adjusted when reported by the custodian bank; (j) direct expenses are charged to each class; management fees and general fund expenses are allocated on the basis of relative net assets; (k) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (l) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At January 31, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (m) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2.    Investment Advisory Agreement, Administration Agreement and Other
      Transactions

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH") which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment adviser to the Fund. The Fund pays SBFM an investment advisory fee calculated at an annual rate of 0.55% of the average daily net assets. This fee is calculated daily and paid monthly.


17  Smith Barney Social Awareness Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

SBFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets. This fee is calculated daily and paid monthly.

Citi Fiduciary Trust Company ("CFTC"), another subsidiary of Citigroup, acts as the Fund's transfer agent and PFPC Global Fund Services ("PFPC") acts as the Fund's sub-transfer agent. CFTC receives account fees and asset-based fees that vary according to the size and type of account. PFPCis responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CFTC. For the six months ended July 31, 2001, the Fund paid transfer agent fees of $201,132 to CFTC.

Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, acts as the Fund's distributor. In addition, SSB acts as the primary broker for the Fund's portfolio agency transactions. Certain other broker-dealers, continue to sell Fund shares to the public as members of the selling group. For the six months ended July 31, 2001, SSB received brokerage commissions of $2,750.

There are maximum initial sales charges of 5.00% and 1.00% for Class A and L shares, respectively. There is a contingent deferred sales charge ("CDSC") of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase. This CDSC declines by 1.00% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class L shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. In certain cases, Class A shares also have a 1.00% CDSC, which applies if redemption occurs within the first year of purchase. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended July 31, 2001, SSB received sales charges of approximately $169,000 and $29,000 on sales of the Fund's Class A and L shares, respectively.

In addition, CDSCs paid to SSB were approximately:

                                                           Class B      Class L
================================================================================
CDSCs                                                      $53,000       $3,000
================================================================================

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to Class A, B and L shares calculated at an annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to Class B and L shares calculated at an annual rate of 0.75% of the average daily net assets for each class, respectively. For the six months ended July 31, 2001, total Distribution Plan fees incurred were:

                                               Class A     Class B      Class L
================================================================================
Distribution Plan Fees                        $418,381    $837,761     $148,690
================================================================================

All officers and one Trustee of the Trust are employees of Citigroup or its affiliates.

3.    Investments

During the six months ended July 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                          $135,652,058
--------------------------------------------------------------------------------
Sales                                                               137,111,463
================================================================================

At July 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                     $ 135,672,658
Gross unrealized depreciation                                       (21,496,721)
--------------------------------------------------------------------------------
Net unrealized appreciation                                       $ 114,175,937
================================================================================


18  Smith Barney Social Awareness Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

4.    Repurchase Agreements

The Fund purchases (and its custodian takes possession of) U.S. government securities from banks and securities dealers subject to agreements to resell the securities to the sellers at a future date (generally, the next business day), at an agreed-upon higher repurchase price. The Fund requires continual maintenance of the market value (plus accrued interest) of the collateral in amounts at least equal to the repurchase price.

5.    Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At July 31, 2001, the Fund did not hold any futures contracts.

6.    Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At July 31, 2001, the Fund did not hold any purchased call or put option contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When a written index option is exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the six months ended July 31, 2001, the Fund did not enter into any written covered call or put option contracts.


19  Smith Barney Social Awareness Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Notes to Financial Statements (unaudited) (continued)
================================================================================

7.    Lending of Portfolio Securities

The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lenders fee. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At July 31, 2001, the Fund had no securities on loan.

8.    Shares of Beneficial Interest

At July 31, 2001, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

At July 31, 2001, total paid-in capital amounted to the following for each class:

                                     Class A          Class B          Class L
================================================================================
Total Paid-in Capital             $287,486,464     $ 87,029,492     $ 30,900,507
================================================================================

Transactions in shares of each class were as follows:

                                       Six Months Ended                   Year Ended
                                         July 31, 2001                 January 31, 2001
                                 -----------------------------   ----------------------------
                                    Shares         Amount           Shares         Amount
=============================================================================================
Class A
Shares sold                        1,181,875    $ 27,989,746       2,572,183    $ 66,433,424
Shares issued on reinvestment        491,541      10,994,456       1,238,071      31,028,733
Shares reacquired                   (932,949)    (21,881,331)     (2,721,777)    (70,102,315)
---------------------------------------------------------------------------------------------
Net Increase                         740,467    $ 17,102,871       1,088,477    $ 27,359,842
=============================================================================================
Class B
Shares sold                          604,915    $ 14,196,393       1,183,427    $ 30,485,318
Shares issued on reinvestment        210,568       4,702,433         652,400      16,326,528
Shares reacquired                 (1,155,589)    (27,400,619)     (2,882,410)    (74,399,172)
---------------------------------------------------------------------------------------------
Net Decrease                        (340,106)   $ (8,501,793)     (1,046,583)   $(27,587,326)
=============================================================================================
Class L
Shares sold                          184,782    $  4,390,955         312,166    $  8,009,688
Shares issued on reinvestment         38,494         862,353          95,285       2,390,951
Shares reacquired                   (145,298)     (3,435,808)       (219,487)     (5,657,977)
---------------------------------------------------------------------------------------------
Net Increase                          77,978    $  1,817,500         187,964    $  4,742,662
=============================================================================================


20  Smith Barney Social Awareness Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:

Class A Shares                               2001(1)(2)        2001(2)        2000(2)       1999(2)             1998         1997
====================================================================================================================================
Net Asset Value, Beginning of Period        $  25.50          $  25.79       $  25.94       $ 20.57          $  19.36     $  19.00
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         0.15              0.39           0.38          0.29              0.48         0.57
  Net realized and unrealized gain (loss)      (2.49)             1.76           0.88          5.87              3.27         1.71
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            (2.34)             2.15           1.26          6.16              3.75         2.28
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.16)            (0.43)         (0.32)        (0.26)            (0.55)       (0.60)
  Net realized gains                           (0.64)            (2.01)         (1.09)        (0.53)            (1.99)       (1.32)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                            (0.80)            (2.44)         (1.41)        (0.79)            (2.54)       (1.92)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $  22.36          $  25.50       $  25.79       $ 25.94          $  20.57     $  19.36
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                   (9.16)%++          8.78%          4.93%        30.47%            19.89%       12.41%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)            $332,648          $360,550       $336,595       $82,060          $202,026     $178,072
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      1.24%+            1.15%          1.17%         1.19%             1.19%        1.28%
  Net investment income                         1.29+             1.52           1.47          1.23              2.34         2.98
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           25%               36%            43%           36%               62%          68%
====================================================================================================================================

(1)   For the six months ended July 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


21  Smith Barney Social Awareness Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:

Class B Shares                               2001(1)(2)        2001(2)        2000(2)       1999(2)             1998         1997
====================================================================================================================================
Net Asset Value, Beginning of Period        $  25.51          $  25.81       $  25.96       $ 20.63          $  19.42     $  19.05
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         0.06              0.19           0.19          0.11              0.33         0.43
  Net realized and unrealized gain (loss)      (2.49)             1.75           0.87          5.89              3.27         1.71
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations            (2.43)             1.94           1.06          6.00              3.60         2.14
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.06)            (0.23)         (0.12)        (0.14)            (0.40)       (0.45)
  Net realized gains                           (0.64)            (2.01)         (1.09)        (0.53)            (1.99)       (1.32)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                            (0.70)            (2.24)         (1.21)        (0.67)            (2.39)       (1.77)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $  22.38          $  25.51       $  25.81       $ 25.96          $  20.63     $  19.42
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                   (9.50)%++          7.91%          4.13%        29.50%            18.95%       11.60%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)            $160,580          $191,725       $220,989       $98,181          $172,115     $202,597
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      1.99%+            1.94%          1.93%         1.94%             1.95%        2.03%
  Net investment income                         0.56+             0.73           0.71          0.49              1.62         2.23
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           25%               36%            43%           36%               62%          68%
====================================================================================================================================

(1)   For the six months ended July 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


22  Smith Barney Social Awareness Fund | 2001 Semi-Annual Report to Shareholders

================================================================================
Financial Highlights (continued)
================================================================================

For a share of each class of beneficial interest outstanding throughout each year ended January 31, unless otherwise noted:

Class L Shares                               2001(1)(2)        2001(2)        2000(2)      1999(2)(3)           1998         1997
====================================================================================================================================
Net Asset Value, Beginning of Period        $  25.59          $  25.88       $  26.03       $ 20.68          $  19.46     $  19.08
------------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income                         0.06              0.19           0.19          0.11              0.34         0.44
  Net realized and unrealized gain (loss)      (2.50)             1.77           0.87          5.91              3.27         1.71
------------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss)From Operations             (2.44)             1.96           1.06          6.02              3.61         2.15
------------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                        (0.06)            (0.24)         (0.12)        (0.14)            (0.40)       (0.45)
  Net realized gains                           (0.64)            (2.01)         (1.09)        (0.53)            (1.99)       (1.32)
------------------------------------------------------------------------------------------------------------------------------------
Total Distributions                            (0.70)            (2.25)         (1.21)        (0.67)            (2.39)       (1.77)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $  22.45          $  25.59       $  25.88       $ 26.03          $  20.68     $  19.46
------------------------------------------------------------------------------------------------------------------------------------
Total Return                                   (9.50)%++          7.94%          4.13%        29.53%            18.97%       11.65%
------------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)            $ 29,518          $ 31,651       $ 27,147       $15,453          $  7,173     $  4,000
------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                      1.98%+            1.93%          1.92%         1.92%             1.93%        2.01%
  Net investment income                         0.56+             0.74           0.73          0.46              1.54         2.25
------------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                           25%               36%            43%           36%               62%          68%
====================================================================================================================================

(1)   For the six months ended July 31, 2001 (unaudited).
(2) Per share amounts have been calculated using the monthly average shares method.
(3)   On June 12, 1998, Class C shares were renamed Class L shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


23  Smith Barney Social Awareness Fund | 2001 Semi-Annual Report to Shareholders

                     (This page intentionally left blank.)

--------------------------------------------------------------------------------
SMITH BARNEY
SOCIAL AWARENESS FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TRUSTEES

Lee Abraham
Allan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Charles P. Graves III, CFA
Vice President and
Investment Officer

Ellen S. Cammer
Vice President and
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary

INVESTMENT ADVISER

Smith Barney Fund
  Management LLC

DISTRIBUTORS

Salomon Smith Barney Inc.
PFS Distributors, Inc.

CUSTODIAN

PFPC Trust Company

TRANSFER AGENT

Citi Fiduciary Trust Company
125 Broad Street, 11th Floor
New York, New York 10004

SUB-TRANSFER AGENT

PFPC Global Fund Services
P.O. Box 9699
Providence, Rhode Island
02940-9699

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Smith Barney Social Awareness Fund
--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of Smith Barney Equity Funds -- Smith Barney Social Awareness Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. If used as sales material after October 31, 2001, this report must be accompanied by performance information for the most recently completed calendar quarter.

SMITH BARNEY SOCIAL AWARENESS FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

For complete information on any Smith Barney Mutual Funds, including management fees and expenses, call or write your financial professional for a free prospectus. Read it carefully before you invest or send money.

www.smithbarney.com/mutualfunds

[UNION LOGO]

[RECYCLE LOGO] Because we care about the environment, this annual report has been printed with soy-based inks on 20% post-consumer recycled paper, deinked using a non-chlorine bleach process.

       SALOMON SMITH BARNEY
---------------------------
A member of citigroup[LOGO]

Salomon Smith Barney is a service mark of Salomon Smith Barney Inc.

FD0423 9/01